EXHIBIT 10.1

FEMONE, INC.
1905 Aston Avenue, Suite 101
Carlsbad, CA 92008

March 31, 2006

AJW Partners, LLC
New Millennium Capital Partners II, LLC
AJW Offshore, Ltd.
AJW Qualified Partners, LLC
1044 Northern Boulevard
Suite 302
Roslyn, New York 11576

Re:	FemOne, Inc. (the “Company”) -
Amendment of Warrants

Ladies and Gentlemen:

This letter sets forth the agreement of the parties hereto to amend the exercise price and maturity of certain warrants, which are convertible into shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), originally issued by the Company to the investors listed in the signature pages hereto (collectively, the “Investors”), on July 23, 2004, September 15, 2004, October 12, 2004 and June 30, 2005 ( the “Warrants”).

By execution hereof, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that:

1.
The exercise price shall be as follows: 17,666,667 warrants shall be exercisable at $.06 per share; 17,666,667 warrants shall be exercisable at $.15 per share and 17,666,667 warrants shall be exercisable at $.20 per share.

2.	The term for all of the Warrants shall be extended for an additional 5 year term such that the Warrants shall expire on March 31, 2011.

3.	The Warrants are hereby amended in accordance with the foregoing provision. All other provisions of the Warrants, as amended from time to time, shall remain in full force and effect.

The parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties hereto may reasonably request in order to carry out the intent an accomplish the purposes of this letter agreement, including without limitation the issuance of amended Notes.

Please signify your agreement with the foregoing by signing a copy of this letter where indicated and returning it to the undersigned.

Sincerely,

FEMONE, INC.

/s/ Ray W. Grimm, Jr.
Ray W. Grimm, Jr.
Chief Executive Officer
ACCEPTED AND AGREED:

AJW PARTNERS, LLC.
By: SMS GROUP, LLC

/s/ Corey S. Ribotsky
Corey S. Ribotsky, Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: FIRST STREET MANAGER II, LLC,

/s/ Corey S. Ribotsky
Corey S. Ribotsky, Manager

AJW OFFSHORE, LTD.
By: FIRST STREET MANAGER II, LLC

/s/ Corey S. Ribotsky
Corey S. Ribotsky, Manager

AJW QUALIFIED PARTNERS, LLC
By: AJW MANAGER, LLC

/s/ Corey S. Ribotsky
Corey S. Ribotsky, Manager